PACIFIC GLOBAL FUND, INC.

D/B/A/ PACIFIC ADVISORS FUND INC.

SUPPLEMENT DATED FEBRUARY 21, 2020

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2019

This Supplement updates information contained in the Prospectus and Statement of Additional Information for Pacific Global Fund Inc. d/b/a Pacific Advisors Fund Inc. (the “Company”), dated May 1, 2019, with respect to the Income and Equity Fund, Balanced Fund, Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund (each, a “Fund” and collectively, the “Funds”). Please keep this Supplement together with your Prospectus and Statement of Additional Information for future reference.

The Board of Directors of the Company has approved a Plan of Liquidation and Dissolution (the “Plan”) that provides for the liquidation of each Fund, subject to the approval of the Fund’s respective shareholders. It is anticipated that, if approved, the liquidations will be completed on or about March 30, 2020, subject to any necessary approval of each Fund’s respective shareholders and the satisfactory winding up of each Fund’s operations. A Joint Special Meeting of Shareholders of the Funds will be held on March 23, 2020. Shareholders of each Fund will vote separately on the Plan with respect to that Fund. The approval of the Plan with respect to a Fund is not contingent upon the approval of the Plan with respect to any other Fund.

In connection with the anticipated liquidations, the Board approved, effective after the close of business on February 21, 2020, the closure of each share class of each Fund to new investments, including new investors, additional purchases from existing investors and exchanges from other Funds. The Board also approved, effective after the close of business on February 21, 2020, the closure of each share class of each Fund to reinvestments of dividends and distributions. Therefore, the Funds will no longer offer shares for purchase. The Funds reserve the right to change this policy at any time. Shareholders of each Fund will continue to be able to redeem their shares in accordance with the policies in the Prospectus.

For each Fund, if shareholders of the Fund approve the Plan, the Fund will promptly begin liquidating its portfolio assets and will hold or reinvest the proceeds thereof in cash and such short-term securities as the Fund may lawfully hold or invest. As a result, the Fund will then no longer be pursuing its investment objective.

The Funds anticipate that they will complete their respective liquidations on or around the close of business on March 30, 2020 (the “Liquidation Date”). On or before the Liquidation Date, each Fund will make one or more liquidating distributions to each remaining shareholder, equal to the shareholder’s proportionate interest in the net assets of the respective Fund, in complete redemption and cancellation of the Fund’s shares held by the shareholder, and thereafter the Fund will be terminated and dissolved.

Shareholders as of the close of business on the record date, February 28, 2020, will receive a Joint Proxy Statement providing notice of the Joint Special Meeting of Shareholders and details regarding the proposed liquidations and the Plan in advance of the Meeting.

For those shareholders with taxable accounts, the exchange, redemption or liquidation of their shares of a Fund will be considered a taxable transaction, and such shareholders may recognize a gain or loss for Federal income tax purposes. Shareholders should consult their tax advisers regarding the effect of the exchange, redemption or liquidation of their shares of a Fund in light of their individual circumstances.

The foregoing disclosure is not intended to solicit a proxy from any shareholder of the Funds.